Exhibit 23.1
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                                     CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement Form S-8 of America Service Group Inc. of our report dated March 11, 1996 appearing on Page F-2 of the Company's Annual Report on Form 10-K for the year ended December 31, 1995.




Price Waterhouse LLP
Baltimore, Maryland
May 31, 1996